                                                                   EXHIBIT 10.11
                 SECOND AMENDMENT TO SECOND AMENDED AND RESTATED
                    REVOLVING CREDIT AND TERM LOAN AGREEMENT

       This SECOND AMENDMENT TO SECOND AMENDED AND RESTATED REVOLVING CREDIT AND TERM LOAN AGREEMENT dated as of February 11, 1999 (this "Amendment"), by and among (a) EMMIS COMMUNICATIONS CORPORATION (f/k/a/ EMMIS BROADCASTING CORPORATION), an Indiana corporation (the "Borrower"), (b) the lending institutions party to the Credit Agreement (as defined below) and listed on
Schedule 1 thereto (collectively, the "Banks"), (c) TORONTO DOMINION (TEXAS), INC., a Delaware corporation, as administrative agent (the "Administrative Agent"), (d) BANKBOSTON, N.A., a national banking association, as documentation agent (the "Documentation Agent"), and (e) FIRST UNION NATIONAL BANK, a national banking association, as syndication agent (the "Syndication Agent" and, collectively with the Administrative Agent and the Documentation Agent, the "Agents"). Capitalized terms used herein without definition shall have the meanings assigned to such terms in the Credit Agreement, defined below.

       WHEREAS, the Borrower, the Banks and the Agents are parties to a Second Amended and Restated Revolving Credit and Term Loan Agreement dated as of July 16, 1998 (as amended and in effect from time to time, the "Credit Agreement"), pursuant to which the Banks have extended credit to the Borrower on the terms and subject to the conditions set forth therein;

       WHEREAS, the Borrower, the Banks and the Agents have agreed to amend the Credit Agreement as set forth herein;

       NOW, THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree to amend the Credit Agreement as follows:

       1.     AMENDMENTS TO SECTION 1.1. OF THE CREDIT AGREEMENT.

       (a) The definition of "Applicable Margin" is hereby amended by (i) deleting the table in clause (a) of such definition and substituting in its place the following table:

------------------------------------------------------------------------------------------------
                                           Base Rate Applicable    Eurodollar Rate Applicable
   Total Leverage Ratio                           Margin                     Margin
   --------------------                           ------                     ------
------------------------------------------------------------------------------------------------
Greater than or equal to 7.00:1.00                1.625%                     2.625%
------------------------------------------------------------------------------------------------
Less than 7.00:1.00 but greater                   1.375%                     2.375%
than or equal to 6.75:1.00
------------------------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------
Less than 6.75:1.00 but greater                   1.125%                     2.125%
than or equal to 6.50:1.00
------------------------------------------------------------------------------------------------
Less than 6.50:1.00 but greater                   0.875%                     1.875%
than or equal to 6.00:1.00
------------------------------------------------------------------------------------------------
Less than 6.00:1.00 but greater                   0.375%                     1.375%
than or equal to 5.50:1.00
------------------------------------------------------------------------------------------------
Less than 5.50:1.00 but greater                   0.125%                     1.125%
than or equal to 5.00:1.00
------------------------------------------------------------------------------------------------
Less than 5.00:1.00 but greater                   0.000%                     0.875%
than or equal to 4.50:1.00
------------------------------------------------------------------------------------------------
Less than 4.50:1.00                               0.000%                     0.625%
------------------------------------------------------------------------------------------------

       and (ii) deleting the table in clause (b) of such definition and substituting in its place the following table:

------------------------------------------------------------------------------------------------
                                           Base Rate Applicable     Eurodollar Rate Applicable
     Total Leverage Ratio                         Margin                     Margin
     --------------------                         ------                     ------

------------------------------------------------------------------------------------------------
Greater than or equal to 7.00:1.00                1.750%                     2.750%

------------------------------------------------------------------------------------------------
Less than 7.00:1.00 but greater than or
equal to 5.00:1.00                                1.500%                     2.500%

------------------------------------------------------------------------------------------------
Less than 5.00:1.00                               1.375%                     2.375%
------------------------------------------------------------------------------------------------

       (b) The definition of "Borrower Security Agreement" is hereby amended by inserting the word "Borrower" after the words "Second Amended and Restated" and before the words "Security Agreement" contained in such definition.

       (c) The definition of "Borrower Stock Pledge Agreement" is hereby amended by inserting the word "Borrower" after the words "Second Amended and Restated" and before the words "Stock Pledge Agreement" contained in such definition.

       (d) The definition of "Copyright Notice" is hereby amended by deleting the word "Second" contained in such definition.

       (e) The definition of "Guaranty" is hereby amended by deleting the phrase "Second Amended and Restated Guaranty" contained in such definition and substituting therefor the phrase "Third Amended and Restated Subsidiary Guaranty".

       (f) The definition of "Partnership Pledge Agreement" is hereby amended by inserting the words "Amended and Restated" after the word "The" and before the words "Collateral Assignment of Partnership Interests" contained in such definition.

       (g) The definition of "Subsidiary Pledge Agreement" is hereby amended by deleting the word "Second" contained in such definition and substituting therefor the word "Third".

       (h) The definition of "Subsidiary Security Agreement" is hereby amended by deleting the phrase "Second Amended and Restated Security Agreement" contained in such definition and substituting therefor the phrase "Third Amended and Restated Subsidiary Security Agreement".

       (i) The definition of "Trademark Assignment" is hereby amended by deleting such definition in its entirety and restating it as follows:

              "Trademark Assignments. Collectively, the Second Amended and Restated Borrower Trademark Collateral Security and Pledge Agreement, dated as of the date hereof, as the same may be amended from time to time hereafter, between the Borrower and the Administrative Agent, and the Second Amended and Restated Subsidiary Trademark Collateral Security and Pledge Agreement, dated as of the date hereof, as the same may be amended from time to time hereafter, among the Subsidiaries of the Borrower named therein and the Administrative Agent, each in form and substance satisfactory to the Banks and the Administrative Agent."

       (j) The definition of "Excluded Subsidiary" is hereby amended by deleting such definition in its entirety and restating it as follows:

              "Excluded Subsidiaries. Radio Hungary, Emmis Pledge Corporation, a Delaware corporation, a wholly owned Subsidiary of Emmis and any other Subsidiary formed or acquired in the future and designated as an Excluded Subsidiary by Borrower, so long as such designation would not cause a Default or Event of Default."

       (k) The definitions of "Holdco", "Senior Debt" and "Total Funded Debt" are hereby amended by deleting the references to "Section 10.1(k)" contained therein and substituting therefor "Sections 10.1(k) and 10.1(l)".

       (l) The definition of "Leverage Ratio" is hereby amended, and all references to such definition contained in the Credit Agreement and the other Loan Documents are likewise amended, by substituting for the term "Leverage Ratio" the phrase "Total Leverage Ratio". "Total Leverage Ratio" shall have the same meaning as "Leverage Ratio" in the Credit Agreement as in effect immediately prior to the Second Amendment Effective Date.

       (m) The definition of "Restricted Payments" is hereby amended by deleting such definition in its entirety and restating it as follows:

              "Restricted Payments. Collectively, distributions, dividends or other payments in respect of the capital stock of the Borrower, whether in cash or assets, other than distributions of shares of Borrower's common stock; payments, defeasance or repurchases of, or in respect of, any subordinated debt (including, without limitation, any Indebtedness permitted under Sections 10.1(k) or 10.1(l) hereof); and payments of management, consulting or similar fees to Affiliates of the Borrower."

       (n) The definition of "Tranche A Commitment Amount" shall be amended by deleting the reference to "$150,000,000" contained therein and substituting in its place a reference to "$400,000,000".

       (o) Section 1.1 to the Credit Agreement is further amended by adding the following definitions in correct alphabetical order:

              "Second Amendment Effective Date. The date on which all conditions to effectiveness set forth in Section 15 of the Second Amendment to Second Amended and Restated Revolving Credit and Term Loan Agreement, dated as of February 11, 1999, among the Borrower, the Agents and the Banks, are satisfied."

              "Subordinated Note Documents. Each of the documents, instruments (including the Subordinated Notes) and other agreements entered into or delivered by the Borrower (including, without limitation, the Subordinated Note Indenture) and/or any Subsidiary of the Borrower relating to the issuance by the Borrower of the Subordinated Notes and any guaranties or other documents related thereto, as in effect on the Second Amendment Effective Date and as the same may be supplemented, amended or modified from time to time in accordance with the terms hereof (including, without limitation, Section 10.12) and thereof."

              "Subordinated Note Indenture. The Indenture, dated as of February 12, 1999, by and between the Borrower and IBJ Whitehall Bank & Trust Company, as trustee thereunder, with respect to the Subordinated Notes, as in effect on the Second Amendment Effective Date and as the same may be supplemented, amended or modified from time to time in accordance with the terms hereof (including, without limitation, Section 10.12) and thereof."

              "Subordinated Notes. The 8.125% Subordinated Notes due 2009 in the aggregate principal amount of $300,000,000 issued by the Borrower under the Subordinated Note Indenture."

              "Subordinated Note Proceeds. See Section 4.3(f) hereof."

              "Surplus Proceeds. See Section 4.3(f) hereof."

       2. AMENDMENT TO SECTION 2.1.2 OF THE CREDIT AGREEMENT. Section 2.1.2 of the Credit Agreement is hereby amended by inserting at the end of the first sentence of such Section the following phrase:

"; provided, however, in the event that during any calendar quarter in respect of which a commitment fee is payable the average daily amount of outstanding Tranche A Loans plus the sum of the Maximum Drawing Amount and all Unpaid Reimbursement Obligations is less than fifty percent (50%) of the Tranche A Commitment Amount, then the commitment fee for such calendar quarter for Tranche A Loans shall be increased above the otherwise applicable rate by 0.125% per annum."

       3. AMENDMENT TO SECTION 4.2 OF THE CREDIT AGREEMENT. Section 4.2 of the Credit Agreement is hereby amended by deleting such Section in its entirety and restating it as follows:

"4.2 OPTIONAL PREPAYMENT OF TERM LOANS. The Borrower shall have the right at any time to prepay the Term Notes on or before the Maturity Date relating thereto, as a whole, or in part, upon not less than three (3) Business Days' prior written notice to the Administrative Agent, without premium or penalty; provided that, (a) each partial prepayment shall be in the principal amount of $500,000 or in integral multiples of $100,000 in excess thereof, (b) any portion of the Term Loans bearing interest at the Eurodollar Rate may only be prepaid pursuant to this Section 4.2 on the last day of the Interest Period relating thereto, and
(c) each partial prepayment shall be allocated among the Banks, in proportion, as nearly as practicable, to the respective outstanding amount of each Bank's Tranche C Term Note and Fund Tranche Term Note, with adjustments to the extent practicable to equalize any prior prepayments not exactly in proportion. Each prepayment of principal of the Term Loans shall include all interest accrued to the date of prepayment and shall be applied against the scheduled installments of principal due on the Tranche C Term Loan and the Fund Tranche Term Loan, in the inverse order of maturity. No amount repaid with respect to the Term Loans may be reborrowed."

       4. AMENDMENT OF SECTION 4.3(e) OF THE CREDIT AGREEMENT. Section 4.3(e) of the Credit Agreement is hereby amended by deleting such Section in its entirety and restating it as follows:

"(e) If as of the last day of the fiscal quarter most recently ended prior to the issuance of unsecured and subordinated debt by HoldCo, the Borrower or any of its Subsidiaries pursuant to Section 10.1(l) hereof, the Total Leverage Ratio calculated for the period of four consecutive fiscal quarters ending on such last day as if such unsecured and subordinated debt were outstanding on such date is greater than 6.50:1.00, then within ten (10) days after such issuance the Borrower shall prepay the Loans by an amount equal to fifty percent (50%) of the gross proceeds from such issuance. Such proceeds shall be applied (i) (A) prior to the Tranche C Conversion Date, to the principal installments of the Fund Tranche Term Loans and (B) after the Tranche C Conversion Date, pro rata to the remaining principal installments of the Fund Tranche Term Loan and the Tranche C Term Loan, and (ii) if the Term Loans have been paid in full, to repay Tranche A Loans and the Tranche C Loans (if such repayment is prior to the Tranche C Conversion Date). If the Term Loans have been paid in full, and all outstanding borrowings under the Revolving Credit Loans have been paid in full, the Tranche A Commitment Amount and

Tranche C Commitment Amount shall be permanently reduced by the unapplied portion of fifty percent (50%) of such gross proceeds. Any mandatory prepayment of principal of the Loans required hereunder shall be accompanied by a payment of all interest accrued to the date of such prepayment. Any mandatory prepayment of Term Loans hereunder shall not reduce the scheduled repayment installments required under Section 3.4 hereof. The Tranche A Commitment Amount and the Tranche C Commitment Amount, respectively, shall be permanently reduced by the amount of such proceeds applied to repay Tranche A Loans and Tranche C Loans (as the case may be); provided that, such reduction shall not reduce the scheduled Tranche A Commitment Amount reductions set forth in Section 2.1.3 above. Each such mandatory prepayment shall be allocated among the Banks in proportion, as nearly as practicable, to the respective aggregate amounts outstanding on each Bank's Notes evidencing the Loan or Loans advanced under the applicable Tranche. In the event that any Term Loan is required to be prepaid hereunder, all principal amounts prepaid shall be applied against the scheduled installments of principal due on such Term Loan in the inverse order of maturity.

(f) In the event the gross proceeds from the Subordinated Notes (the "Subordinated Note Proceeds") exceed $300,000,000, in the aggregate, then within ten (10) days after the issuance of the Subordinated Notes, the Borrower shall prepay the Loans by an amount equal to the difference between the Subordinated Note Proceeds and $300,000,000 (the "Surplus Proceeds"). The Surplus Proceeds shall be applied pro rata to prepay outstanding Loans in all Tranches and to the extent applied to repay Revolving Credit Loans, the Tranche A Commitment Amount and the Tranche C Commitment Amount (as the case may be) shall be permanently reduced by the amount of Revolving Credit Loans in such Tranche which were so repaid. In the event all outstanding Loans have been paid in full, the Tranche A Commitment Amount and Tranche C Commitment Amount shall be permanently reduced by the amount of any remaining Surplus Proceeds. Any mandatory prepayment of principal of the Loans required hereunder shall be accompanied by a payment of all interest accrued to the date of such prepayment. Any mandatory prepayment of Term Loans hereunder shall not reduce the scheduled repayment installments required under Section 3.4 hereof. Any reductions in the Tranche A Commitment Amount shall not reduce the scheduled Tranche A Commitment Amount reductions set forth in Section 2.1.3. Each such mandatory prepayment shall be allocated among the Banks in proportion, as nearly as practicable, to the respective aggregate amounts outstanding on each Bank's Notes evidencing the Loan or Loans advanced under the applicable Tranche. In the event that any Term Loan is required to be prepaid hereunder, all principal amounts prepaid shall be applied against the scheduled installments of principal due on such Term Loan in the inverse order of maturity."

       5. AMENDMENT TO SECTION 10.1 OF THE CREDIT AGREEMENT. Section 10.1 of the Credit Agreement is hereby amended be deleting Sections 10.1(k) and 10.1(l) in their entirety and inserting the following in substitution therefor:

"(k) unsecured Indebtedness in the aggregate principal amount of $300,000,000 evidenced by the Subordinated Notes and guaranteed by certain Subsidiaries of the Borrower which guarantees are junior and subordinated to the obligations of the

Subsidiaries (other than the Excluded Subsidiaries) under the Guaranty on the same basis and to the same extent as the Indebtedness evidenced by the Subordinated Notes is subordinated to the Obligations; provided, that the Surplus Proceeds are applied pursuant to Section 4.3(f) of this Credit Agreement;

(l) Indebtedness of the Borrower and/or HoldCo (exclusive of Indebtedness incurred in connection with the Subordinated Notes issued in February of 1999), in an aggregate amount not to exceed $250,000,000; provided that (i) such Indebtedness is unsecured and fully subordinated, on terms satisfactory to the Agents and the Majority Banks, to the Obligations and the Agents' and the Banks' rights hereunder and under the other Loan Documents and is subject to terms and conditions which are in the judgement of the Agents and the Majority Banks, less restrictive to the Borrower and its Subsidiaries than are the terms set forth herein and in the other Loan Documents, (ii) no Default or Event of Default has occurred and is continuing immediately prior to the incurrence thereof and no Default or Event of Default will result therefrom, and (iii) the proceeds of such Indebtedness are applied pursuant to Section 4.3(e) of this Credit Agreement;

(m) other Indebtedness, contingent or otherwise, in an aggregate amount outstanding at any one time not to exceed $10,000,000."

       6. AMENDMENTS TO SECTION 10.3 OF THE CREDIT AGREEMENT. Section 10.3 of the Credit Agreement is hereby amended as follows:

       (a) Section 10.3(d) is amended by deleting such Section in its entirety and restating it as follows:

"(d) Investments existing on the Second Amendment Effective Date and listed on
Schedule 10.3 hereto, including the Investments described elsewhere in this
Section 10.3 and existing on the Second Amendment Effective Date;"

       (b) Section 10.3(l) is amended by deleting the reference to "$25,000,000" in such Section and substituting in its place "$50,000,000"; and

       (c) Section 10.3(n) is amended by deleting the reference to "$5,000,000" in such Section and substituting in its place "$10,000,000".

       7. AMENDMENT TO SECTION 10.4. OF THE CREDIT AGREEMENT. Section 10.4. of the Credit Agreement is hereby amended by deleting clause (d) of such
Section in its entirety and restating it as follows:

"(d) so long as no Default or Event of Default has occurred or is continuing or would occur as a result thereof, scheduled payments of interest by the Borrower on subordinated Indebtedness permitted by Sections 10.1(k) and 10.1(l) above."

       8. AMENDMENTS TO SECTION 10.5 OF THE CREDIT AGREEMENT. Section 10.5 of the Credit Agreement is hereby amended as follows:

       (a) Section 10.5(g) of the Credit Agreement is hereby amended by deleting the reference to "$1,000,000" contained therein and replacing the same with "$10,000,000"; and

       (b) Section 10.5(h) of the Credit Agreement is hereby amended by deleting the references to "$50,000,000" and "$75,000,000" contained therein and replacing the same with "$75,000,000" and "$100,000,000" respectively.

       9. AMENDMENT TO SECTION 10.9 OF THE CREDIT AGREEMENT. Section 10.9 of the Credit Agreement is hereby amended by deleting such Section in its entirety and restating it as follows:

"10.9. SUBSIDIARY DISTRIBUTIONS. The Borrower will not, and will not permit any of its Subsidiaries to, enter into any arrangement or otherwise become subject to any restriction or requirement which has the effect of prohibiting or limiting any Subsidiary's ability to (a) make Distributions to the Borrower, (b) pay any Indebtedness owed to the Borrower or the Borrower's other Subsidiaries (other than an Excluded Subsidiary), (c) make loans or advances to the Borrower or the Borrower's other Subsidiaries (other than an Excluded Subsidiary), or (d) transfer any of its properties or assets to the Borrower or the Borrower's other Subsidiaries (other than an Excluded Subsidiary)."

       10. AMENDMENT TO SECTION 10.10 OF THE CREDIT AGREEMENT. Section 10.10 of the Credit Agreement is hereby amended by deleting the reference to "Section 10.1(k)" contained therein and substituting in its place a reference to "Section 10.1(l)".

       11. AMENDMENT TO SECTION 10 OF THE CREDIT AGREEMENT. Section 10 of the Credit Agreement is hereby further amended by inserting the following
Section 10.12 in its correct numerical position therein:

"10.12 AMENDMENTS TO SUBORDINATED NOTE DOCUMENTS. Borrower will not amend, modify or change the terms of any Subordinated Note Document if the effect of such amendment is to (a) increase the interest rate on the Subordinated Notes,
(b) change the dates upon which payments of principal or interest are due on the Subordinated Notes (other than to extend such dates), (c) change any default or event of default relating thereto other than to delete or make less restrictive any default provision therein, or add any covenant with respect to any Subordinated Note Document, (d) change the redemption or prepayment provisions of the Subordinated Notes other than to extend the dates therefor or to reduce the premiums payable in connection therewith, (e) grant any security or liens to secure the Subordinated Notes, (f) change any subordination provisions, terms or conditions, or (g) change or amend any other term if such change or amendment would materially increase the obligations of the obligor or confer additional material rights to the holders of the Subordinated Notes in a manner adverse to the Borrower, its Subsidiaries, the Agents or the Banks."

       12. AMENDMENT TO SECTION 11.2 OF THE CREDIT AGREEMENT. Section 11.2 of the Credit Agreement is hereby amended by deleting such Section in its entirety and restating it as follows:

       11.2. TOTAL LEVERAGE RATIO. The Borrower will not permit the Total Leverage Ratio, determined as at the last day of any fiscal quarter ending on any date or during any period described in the table set forth below, to exceed the ratio set forth opposite such date or period in such table:

              -----------------------------------------------------------------
                     PERIOD                                RATIO

              -----------------------------------------------------------------
              Closing Date - 11/30/98                    7.35:1.00
              -----------------------------------------------------------------
              12/01/98 - 8/31/99                         7.00:1.00
              -----------------------------------------------------------------
              9/01/99 - 2/29/00                          6.75:1.00
              -----------------------------------------------------------------
              3/01/00 - 8/31/00                          6.50:1.00
              -----------------------------------------------------------------
              9/01/00 - 2/28/01                          6.25:1.00
              -----------------------------------------------------------------
              3/01/01 - 2/28/02                          6.00:1.00
              -----------------------------------------------------------------
              Thereafter                                 5.00:1.00
              -----------------------------------------------------------------

         13. AMENDMENT TO SECTION 11.5 OF THE CREDIT AGREEMENT. Section 11.5 of the Credit Agreement is hereby amended by deleting such Section in its entirety and restating it as follows:

         11.5 SENIOR LEVERAGE RATIO. The Borrower will not permit the Senior Leverage Ratio, determined as of the last day of any fiscal quarter ending on any date or during any period described in the table set forth below, to exceed the ratio set forth opposite such date or period in such table:

              -----------------------------------------------------------------
                     PERIOD                                RATIO

              -----------------------------------------------------------------
              Closing Date - 8/31/99                     5.50:1.00
              -----------------------------------------------------------------
              9/01/99 - 2/29/00                          5.25:1.00
              -----------------------------------------------------------------
              3/01/00 - 8/31/00                          5.00:1.00
              -----------------------------------------------------------------
              9/01/00 - 2/28/01                          4.75:1.00
              -----------------------------------------------------------------
              3/01/01 - 2/28/02                          4.50:1.00
              -----------------------------------------------------------------
              Thereafter                                 3.50:1.00
              -----------------------------------------------------------------

       14. AMENDMENTS TO SECTION 15.1 OF THE CREDIT AGREEMENT. Section 15.1 of the Credit Agreement is hereby amended as follows:

       (a) Section 15.1.(e) of the Credit Agreement is hereby amended by deleting Section 15.1.(e) in its entirety and restating it as follows:

"(e) any representation or warranty of the Borrower, any of its Subsidiaries or HoldCo in this Credit Agreement, any other Loan Document, any Subordinated Note Document or in any other document or instrument delivered pursuant to or in connection with this Credit Agreement shall prove to have been false in any material respect upon the date when made or deemed to have been made or repeated;"

       (b) Section 15.1.(u) of the Credit Agreement is hereby amended by deleting the reference to "Section 10.1(k)" contained therein and substituting in its place "Section 10.1(l)";

       (c) Section 15.1.(v) of the Credit Agreement is hereby amended by deleting Section 15.1.(v) in its entirety and restating it as follows:

"(v) the holders of any part of the Indebtedness described in Sections 10.1(k) or 10.1(l) hereof or the holders of the SF Broadcasting Seller Note shall accelerate the maturity of all or any part of such Indebtedness or such Indebtedness shall be prepaid, defeased, redeemed or repurchased in whole or in part or any default shall occur with respect thereto or if the subordination provisions of such Indebtedness are found by any court, or asserted by the trustee in respect of, or any holder of, Subordinated Debt in a judicial proceeding to be, invalid or unenforceable or in the case of the SF Broadcasting Seller Note any portion of the principal and interest obligations owing thereunder and/or any obligations under Section 2.5(e) of the SF Asset Purchase Agreement as in effect on the Closing Date shall be paid in any manner other than (i) by the issuance and delivery to the holder of the SF Broadcasting Seller Note, or its nominee, of Class A Common Stock of the Borrower or with cash proceeds from an issuance of such Class A Common Stock which occurred after the Closing Date and prior to the date of such payment or
(ii) contemporaneously with the issuance of the Subordinated Notes, with the Subordinated Note Proceeds or with cash proceeds from Loans advanced in connection therewith; and"

       (d) Section 15.1 of the Credit Agreement is hereby amended by inserting the following in its entirety after clause (v) of such Section:

"(w) at any time, any of the Borrower's Subsidiaries shall provide a guaranty of the Borrower's obligations under the Subordinated Notes if such Subsidiary is not at such time guarantying the Obligations pursuant to the Guaranty or if such guaranty of the Borrowers obligations under the Subordinated Note is not subordinated to such Subsidiary's Obligations under the Guaranty;"

       15. AMENDMENT TO SECTION 16.1 OF THE CREDIT AGREEMENT. Section 16.1 of the Credit Agreement is hereby amended by inserting the following clause (f) in its entirety immediately following clause (e) in the first sentence of such
Section:

", and (f) the additional Indebtedness represented by such additional commitments shall be considered "Senior Debt" under and as defined in the Subordinated Note Documents and the Banks and the Administrative Agent shall have received a legal opinion, in form and substance satisfactory to the Banks and the Administrative Agent, from Borrower's counsel to such effect".

       16. AMENDMENTS TO SCHEDULES 1 AND 10.3 TO THE CREDIT AGREEMENT. Schedules 1 and 10.3 to the Credit Agreement are hereby amended by deleting such Schedules in their entirety and substituting therefor Schedules 1 and 10.3 attached hereto.

       17. PAYMENT OF TRANCHE B TERM LOAN. The Borrower and the Banks hereby agree that on the Effective Date hereof, the outstanding principal amount of the Tranche B Term Loan shall be automatically converted to Tranche A Loans owing to each of the Banks in the same proportion as the Tranche B Loans advanced by each such Bank and outstanding immediately prior to such conversion and the Tranche B Term Loan shall be deemed to be repaid with the proceeds of such converted Tranche A Loans. The interest accrued on such Tranche B Loans shall be paid in accordance with the terms of the Credit Agreement as though such interest had accrued on Tranche A Loans and any Interest Period applicable to the Tranche B Loan immediately prior to such conversion shall continue to be applicable to the converted Tranche A Loans as though such Loans had been Tranche A Loans when initially advanced.

       18. AMENDMENT FEES. In consideration of the Banks and the Agents amending the Credit Agreement as set forth herein, the Borrower hereby agrees to pay an amendment fee in an amount equal to $812,500 (the "Amendment Fee") to the Administrative Agent for the pro rata accounts of the Banks in accordance with each such Bank's Commitment Percentage of the Tranche A Commitment Amount (after giving effect to this Amendment) and the Fund Tranche Term Loan. The Borrower also hereby acknowledges that the Amendment Fee shall be deemed fully earned and payable upon satisfaction of the conditions to effectiveness set forth in Section 19 hereof and shall constitute an Obligation of the Borrower under the Credit Agreement.

       19. CONDITIONS TO EFFECTIVENESS. This Amendment shall become effective (the "Effective Date") upon the satisfaction of the following conditions:

       (a) this Amendment shall have been executed and delivered to the Administrative Agent by each of the Banks, the Agent and the Borrower and shall have been acknowledged and agreed to by each Subsidiary party to the Guaranty;

       (b) the Borrower shall have executed and delivered to the Administrative Agent amended Tranche A Notes payable to each Bank in the principal amount of each Bank's Tranche A Commitment Amount (as increased after giving effect to this Amendment);

       (c) the Administrative Agent shall have received copies of all Subordinated Note Documents executed or delivered in connection with the issuance of the Subordinated Notes (including, without limitation, any legal opinions delivered in connection therewith) certified by an officer of the Borrower to be true and complete copies of such Subordinated Note Documents;

       (d) the Administrative Agent shall have received evidence reasonably satisfactory to the Administrative Agent that the Borrower has received gross proceeds from the Subordinated Notes in an amount equal to or greater than $300,000,000;

       (e) the Administrative Agent shall have received a certificate signed by duly authorized financial officer of the Borrower that each of the representations and warranties of any of the Borrower and its Subsidiaries contained in this Amendment, the Credit Agreement, the other Loan Documents, the Subordinated Note Documents or in any document or instrument delivered pursuant to or in connection herewith or therewith shall have been true as of the date as of which they were originally made and shall also be true on the date hereof, that no Default or Event of Default shall have occurred and be continuing and that the Subordinated Notes have been issued in accordance with the terms of the Subordinated Note Indenture;

       (f) each of the Banks and the Administrative Agent shall have received a favorable opinion addressed to the Banks and the Administrative Agent, dated as of the date hereof, in form and substance satisfactory to the Banks and the Administrative Agent, from Bose McKinney & Evans, counsel to the Borrower and its Subsidiaries; and

       (g) all corporate action necessary for the valid execution, delivery and performance by the Borrower and each of its Subsidiaries of this Amendment, the amended and restated Tranche A Notes and any Subordinated Note Document to which it is or is to become a party shall have been duly and effectively taken, and evidence thereof satisfactory to the Banks shall have been provided to each of the Banks.

       20. AFFIRMATION OF THE BORROWER. The Borrower hereby affirms all of its Obligations under the Credit Agreement and under each of the other Loan Documents to which it is a party and hereby affirms its absolute and unconditional promise to pay to the Banks the Loans and all other amounts due under the Credit Agreement and the other Loan Documents. The Borrower hereby represents, warrants and confirms that the Obligations are and remain secured pursuant to the Security Documents.

       21. REPRESENTATIONS AND WARRANTIES. The Borrower hereby represents and warrants to the Banks and the Administrative Agent as follows:

       (a) Representations and Warranties. Each of the representations and warranties contained in Section 8 of the Credit Agreement were true and correct in all material respects when made, and, after giving effect to this Amendment, are true and correct on and as of the date hereof, except to the extent that such representations and warranties relate specifically to a prior date.

       (b) Enforceability. The execution and delivery by the Borrower of this Amendment and the new Tranche A Notes, and the performance by the Borrower of this Amendment, the Credit Agreement and the other Loan Documents, all as amended hereby, are within the corporate authority of the Borrower and have been duly authorized by all necessary corporate proceedings. This Amendment, the Credit Agreement and the other Loan Documents, all as amended hereby, constitute valid and legally binding obligations of the Borrower, enforceable against it in accordance with their terms, except as limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or affecting the enforcement of creditors' rights in general.

       (c) No Default. No Default or Event of Default has occurred and is continuing, and no Default or Event of Default will result from the execution, delivery and performance by the Borrower of this Amendment.

       22. NO OTHER AMENDMENTS, ETC. Except as expressly provided in this Amendment, (a) all of the terms and conditions of the Credit Agreement and the other Loan Documents remain unchanged and (b) all of the terms and conditions of the Credit Agreement, as amended hereby, and of the other Loan Documents are hereby ratified and confirmed and remain in full force and effect. Nothing herein shall be construed to be an amendment, modification or waiver of any requirements of the Borrower or of any other Person under the Credit Agreement or any of the other Loan Documents except as expressly set forth herein.

       23. EXECUTION IN COUNTERPARTS. This Amendment may be executed in any number of counterparts and by each party on a separate counterpart, each of which when so executed and delivered shall be an original, but all of which together shall constitute one instrument. In proving this Amendment, it shall not be necessary to produce or account for more than one such counterpart signed by the party against whom enforcement is sought.

       24. MISCELLANEOUS. This Amendment shall for all purposes be construed in accordance with and governed by the laws of The State of New York. The captions in this Amendment are for convenience of reference only and shall not define or limit the provisions hereof. The Borrower agrees to pay to the Administrative Agent, on demand by the Administrative Agent, all reasonable out-of-pocket costs and expenses incurred or sustained by the Administrative Agent in connection with the preparation of this Amendment, including reasonable legal fees.

       IN WITNESS WHEREOF, the parties have executed this Amendment as of the date first above written.

                                        EMMIS COMMUNICATIONS
                                          CORPORATION (f/k/a Emmis
                                        Broadcasting Corporation)

                                        By:
                                           --------------------------------
                                           Name:
                                           Title:

                                        TORONTO DOMINION (TEXAS), INC.


                                        By:
                                           ---------------------------
                                          Title:

                                        BANKBOSTON, N.A.

                                        By:
                                           ---------------------------
                                          Title:

                                        FIRST UNION NATIONAL BANK

                                        By:
                                           --------------------------
                                          Title:

                                        THE BANK OF NEW YORK

                                        By:
                                           -------------------------------
                                          Title:

                                        PARIBAS (f/k/a BANQUE PARIBAS)

                                        By:
                                           -------------------------------
                                          Title:

                                        By:
                                           -------------------------------
                                          Title:

                                        BARCLAYS BANK PLC

                                        By:
                                           -------------------------------
                                          Title:

                                        COMPAGNIE FINANCIERE DE CIC
                                        ET DE L'UNION EUROPEENNE

                                        By:
                                           -------------------------------
                                          Title:

                                        FLEET BANK, N.A.

                                        By:
                                           -------------------------------
                                          Title:

                                        KEY CORPORATE CAPITAL INC.

                                        By:
                                           -------------------------------
                                          Title:

                                        MELLON BANK, N.A.

                                        By:
                                           -------------------------------
                                          Title:

                                        COOPERATIEVE CENTRALE
                                        RAIFFEISEN-BOERENLEENBANK
                                        B.A., "RABOBANK NEDERLAND,"
                                        NEW YORK BRANCH


                                        By:
                                           -------------------------------
                                          Title:

                                        By:
                                           -------------------------------
                                          Title:

                                        UNION BANK OF CALIFORNIA, N.A.

                                        By:
                                           -------------------------------
                                          Title:

                                        FIRST DOMINION CAPITAL LLC

                                        By:
                                           -------------------------------
                                          Title:

                                        BANK OF MONTREAL

                                        By:
                                           -------------------------------
                                          Title:

                                        BANK ONE, INDIANA, N.A.

                                        By:
                                           -------------------------------
                                          Title:

                                        SUNTRUST BANK, CENTRAL
                                        FLORIDA, N.A.

                                        By:
                                           -------------------------------
                                          Title:

                                        CITY NATIONAL BANK

                                        By:
                                           -------------------------------
                                          Title:

                                        CREDIT LYONNAIS NEW YORK
                                        BRANCH

                                        By:
                                           -------------------------------
                                          Title:

                                        CREDIT SUISSE FIRST BOSTON

                                        By:
                                           -------------------------------
                                          Title:

                                        FIRST HAWAIIAN BANK

                                        By:
                                           -------------------------------
                                          Title:

                                        MERCANTILE BANK NATIONAL
                                        ASSOCIATION

                                        By:
                                           -------------------------------
                                          Title:

                                        NATIONAL CITY BANK OF INDIANA

                                        By:
                                           -------------------------------
                                          Title:

                                        SUMMIT BANK

                                        By:
                                           -------------------------------
                                          Title:

                                        AG CAPITAL FUNDING PARTNERS,
                                        L.P.

                                        BY:  ANGELO, GORDON & CO., L.P.,
                                        AS INVESTMENT ADVISER

                                        By:
                                           -------------------------------
                                          Title:

                                        GCB INVESTMENT PORTFOLIO

                                        BY:  CITIBANK, N.A. AS MANAGER

                                        By:
                                           -------------------------------
                                          Title:

                                        CYPRESSTREE INSTITUTIONAL
                                        FUND, LLC
                                        BY: CYPRESSTREE INVESTMENT
                                        MANAGEMENT COMPANY, INC., ITS
                                        MANAGING MEMBER

                                        By:
                                           -------------------------------
                                          Title:
                                        CYPRESSTREE SENIOR FLOATING
                                        RATE FUND
                                        BY: CYPRESSTREE INVESTMENT
                                        MANAGEMENT COMPANY, INC., AS
                                        PORTFOLIO MANAGER

                                        By:
                                           -------------------------------
                                          Title:
                                        CYPRESSTREE INVESTMENT
                                        MANAGEMENT COMPANY, INC.
                                        AS: ATTORNEY-IN-FACT AND ON
                                        BEHALF OF FIRST ALLMERICA
                                        FINANCIAL LIFE INSURANCE
                                        COMPANY AS PORTFOLIO
                                        MANAGER

                                        By:
                                           -------------------------------
                                          Title:

                                        OCTAGON LOAN TRUST

                                        BY:  OCTAGON CREDIT INVESTORS,
                                        AS MANAGER

                                        By:
                                           -------------------------------
                                          Title:

                                        KZH CYPRESSTREE-1 LLC

                                        By:
                                           -------------------------------
                                          Title:

                                        KZH SHOSHONE LLC

                                        By:
                                           -------------------------------
                                          Title:

                                        KZH ING-1 LLC

                                        By:
                                           -------------------------------
                                          Title:

                                        STEIN ROE & FARNHAM
                                        INCORPORATED, AS AGENT FOR
                                        KEYPORT LIFE INSURANCE
                                        COMPANY

                                        By:
                                           -------------------------------
                                          Title:

                                        THE TRAVELERS INSURANCE
                                        COMPANY

                                        By:
                                           -------------------------------
                                          Title:

                                        OXFORD STRATEGIC INCOME FUND
                                        BY EATON VANCE
                                        MANAGEMENT AS
                                        INVESTMENT ADVISOR

                                        By:
                                           -------------------------------
                                          Title:

                                        MORGAN STANLEY SENIOR
                                        FUNDING, INC.

                                        By:
                                           -------------------------------
                                          Title:

                                        MORGAN STANLEY DEAN WITTER
                                        PRIME INCOME TRUST

                                        By:
                                           -------------------------------
                                          Title:

                                        TCW LEVERAGED INCOME TRUST II, L.P.
                                        BY:     TCW ADVISERS (BERMUDA), LTD.,
                                        AS GENERAL PARTNER

                                        By:
                                           -----------------------------------
                                        Name:   Mark L. Gold
                                        Title:  Managing Director



                                        BY: TCW INVESTMENT MANAGEMENT COMPANY,
                                        AS INVESTMENT ADVISER

                                        By:
                                           -----------------------------------
                                        Name:
                                        Title:

                                        VAN KAMPEN SENIOR INCOME TRUST

                                        By:
                                           -------------------------------
                                          Title:

                                        MERRILL LYNCH SENIOR
                                        FLOATING RATE FUND

                                        By:
                                           -------------------------------
                                          Title:

                                        MERRILL LYNCH PRIME RATE
                                        PORTFOLIO

                                        By:
                                           -------------------------------
                                          Title:

                                        SENIOR DEBT PORTFOLIO BY
                                        BOSTON MANAGEMENT AND
                                        RESEARCH AS INVESTMENT
                                        ADVISOR

                                        By:
                                           -------------------------------
                                          Title:

                                        PAM CAPITAL FUNDING L.P.

                                        By:
                                           -------------------------------
                                          Title:

                                        ARCHIMEDES FUNDING II LTD.

                                        By:
                                           -------------------------------
                                          Title:

                                        BANK OF HAWAII

                                        By:
                                           -------------------------------
                                          Title:

                                        THE CIT GROUP/EQUIPMENT
                                        FINANCING, INC.

                                        By:
                                           -------------------------------
                                          Title:

                                        FRANKLIN FLOATING RATE TRUST

                                        By:
                                           -------------------------------
                                          Title:

Each of the undersigned Subsidiaries hereby (a) acknowledges the foregoing Amendment and (b) ratifies and confirms all of its obligations under the Guaranty and under each of the other Loan Documents to which it is a party.


                                        EMMIS BROADCASTING
                                          CORPORATION OF NEW YORK
                                        EMMIS FM BROADCASTING
                                          CORPORATION OF
                                          INDIANAPOLIS
                                        EMMIS FM BROADCASTING
                                          CORPORATION OF CHICAGO
                                        EMMIS FM BROADCASTING
                                          CORPORATION OF ST. LOUIS
                                        KPWR, INC.
                                        EMMIS PUBLISHING CORPORATION
                                        EMMIS FM RADIO CORPORATION OF
                                          INDIANAPOLIS
                                        EMMIS AM RADIO CORPORATION OF
                                          INDIANAPOLIS
                                        EMMIS 104.1 FM RADIO
                                          CORPORATION OF ST. LOUIS
                                        EMMIS 106.5 FM BROADCASTING
                                          CORPORATION OF ST.LOUIS
                                        EMMIS INTERNATIONAL
                                          BROADCASTING CORPORATION
                                        EMMIS INTERNATIONAL
                                          CORPORATION
                                        EMMIS DAR, INC.
                                        EMMIS 105.7 FM RADIO CORPORATION
                                          OF INDIANAPOLIS
                                        EMMIS 1310 AM RADIO
                                          CORPORATION OF INDIANAPOLIS
                                        EMMIS MEADOWLANDS CORPORATION
                                        EMMIS 1380 AM RADIO
                                          CORPORATION OF ST. LOUIS
                                        MEDIATEX COMMUNICATIONS
                                          CORPORATION
                                        TEXAS MONTHLY, INC.
                                        MEDIATEX DEVELOPMENT CORPORATION
                                        EMMIS FM HOLDING CORPORATION OF
                                          NEW YORK
                                        EMMIS 101.9 FM RADIO CORPORATION OF
                                          NEW YORK
                                        EMMIS RADIO CORPORATION OF NEW YORK
                                        (f/k/a Emmis Holding Corporation
                                        of New York)

                                        EMMIS INDIANA BROADCASTING,
                                              L.P.   (f/k/a Emmis Indiana
                                              Radio, L.P.)
                                        By:   Emmis Communications
                                              Corporation (f/k/a Emmis
                                              Broadcasting Corporation), its
                                              General Partner
                                        EMMIS PUBLISHING, L.P.
                                        By:   Emmis Communications
                                              Corporation (f/k/a Emmis
                                              Broadcasting Corporation), its
                                              General Partner
                                        EMMIS TELEVISION
                                        BROADCASTING, L.P.
                                        By:   Emmis Communications
                                              Corporation (f/k/a Emmis
                                              Broadcasting Corporation), its
                                              General Partner

                                        By:
                                           -------------------------------
                                          Title:

                                        EMMIS LICENSE CORPORATION
                                        KPWR LICENSE, INC.
                                        EMMIS FM LICENSE
                                          CORPORATION OF ST. LOUIS
                                        EMMIS TELEVISION LICENSE
                                          CORPORATION OF MOBILE
                                        EMMIS 104.1 FM RADIO LICENSE
                                          CORPORATION OF ST. LOUIS
                                        EMMIS FM LICENSE
                                          CORPORATION OF
                                          INDIANAPOLIS
                                        EMMIS FM RADIO LICENSE
                                          CORPORATION OF
                                          INDIANAPOLIS
                                        EMMIS AM RADIO LICENSE
                                          CORPORATION OF
                                          INDIANAPOLIS
                                        EMMIS LICENSE CORPORATION
                                          OF NEW YORK
                                        EMMIS RADIO LICENSE
                                          CORPORATION OF NEW YORK

                                        EMMIS 1310 AM RADIO LICENSE
                                          CORPORATION OF
                                          INDIANAPOLIS
                                        EMMIS TELEVISION LICENSE
                                          CORPORATION OF
                                          HONOLULU
                                        EMMIS 105.7 FM RADIO LICENSE
                                          CORPORATION OF
                                          INDIANAPOLIS
                                        EMMIS TELEVISION LICENSE
                                          CORPORATION OF NEW ORLEANS
                                        EMMIS 106.5 FM LICENSE
                                          CORPORATION OF ST. LOUIS
                                        EMMIS FM LICENSE
                                          CORPORATION OF CHICAGO
                                        EMMIS TELEVISION LICENSE
                                          CORPORATION OF GREEN BAY

                                        By:
                                           -------------------------------
                                          Title:

                                        TRAVELERS CORPORATE LOAN
                                              FUND, INC.

                                        BY: TRAVELERS ASSET MANAGEMENT
                                              INTERNATIONAL CORPORATION

                                        By:
                                           -------------------------------
                                          Title:

                                             WEBSTER BANK



                                             By:
                                                ------------------------
                                              Title: